UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2026
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2230 Bandmate Way
Raleigh, NC 27607
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of a New Director
On October 28, 2026, the Board of Directors (the “Board”) of Bandwidth Inc. (the “Company”) expanded the size of the Board from 5 members to 6 members. The Board appointed Mr. Charles R. Schroeder to fill the resulting vacancy and to serve as a Class II director on the Board, with such appointment becoming effective immediately. The Board has not yet determined the committee(s), if any, to which Mr. Schroeder will be named.
Based upon information requested from and provided by Mr. Schroeder concerning his background, employment and affiliations, including family relationships, the Board determined that Mr. Schroeder does not have any relationships that would interfere with his exercise of independent judgment in carrying out the responsibilities of a director and that he is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the NASDAQ Global Select Market. There are no arrangements or understandings between Mr. Schroeder and any other person pursuant to which he was selected as a director. Neither Mr. Schroeder nor any of his immediate family members is a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment, Mr. Schroeder will participate in the same non-employee director compensation program applicable to the Board’s other non-employee directors. Mr. Schroeder will receive grants of restricted stock units representing shares of the Company’s Class A common stock, consistent with the grants to the other non-employee directors of the Company. Additional information regarding the Company’s non-employee director compensation program can be found in the Company’s most recent proxy statement, which was filed with the SEC on April 14, 2026. Mr. Schroeder has executed a customary Indemnification and Advancement Agreement with the Company, in the form filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K, filed February 19, 2026.
On October 29, 2026, the Company issued a press release announcing the appointment of Mr. Schroeder to the Board, effective October 28, 2026. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Bandwidth Inc. press release, dated October 29, 2026
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: October 29, 2026	By:	/s/ Daryl E. Raiford
	Name:	Daryl E. Raiford
	Title:	Chief Financial Officer